SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        eGAIN COMMUMICATIONS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware 77-0466366
----------------------------------------     -----------------------------------
(State of incorporation or organization)     I.R.S. Employer Identification No.)


                455 W. Maude Avenue, Sunnyvale, California 94086
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               (Address of principal executive offices) (Zip Code)



Securities to be registered pursuant to Section 12(b) of the Act:

                                             Name of each exchange on which each
Title of each class to be so registered          class is to be registered
---------------------------------------      -----------------------------------

                 None                                       None


         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |_|

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |X|

         Securities Act registration statement file number to which this form relates: 333-83439

         Securities to be registered pursuant to Section 12(g) of the Act:

                    COMMON STOCK, $0.001 PAR VALUE PER SHARE
                    ----------------------------------------
                                (Title of class)

Item 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         In response to this item, incorporated by reference is the description of the Common Stock, $0.001 par value per share (the "Common Stock"), of eGAIN COMMUNICATIONS CORPORATION (the "Registrant") contained under the caption "Description of Capital Stock" in the Prospectus (Subject to Completion) dated August 31, 1999 that forms a part of the Registrant's Registration Statement on Form S-1 (the "Registration Statement") (File No. 333-83439).

Item 2.           EXHIBITS.

         The following exhibits are filed as a part of this Registration
Statement:

         Exhibit
         Number          Description of Document
         ------          -----------------------

         3.1*            Restated Certificate of Incorporation, as amended.

         3.2** Form of Amended and Restated Certificate of Incorporation to be effective upon completion of this offering.

         3.3***          Bylaws of the Registrant, as amended.

         3.4**** Form of Amended and Restated Bylaws of the Registrant to be effective upon completion of this offering.

         4.1*****        Form of Common Stock Certificate.


*        Incorporated by reference to Exhibit 3.1 to the Form S-1 Registration
         Statement.
** Incorporated by reference to Exhibit 3.2 to the Form S-1 Registration Statement.
*** Incorporated by reference to Exhibit 3.3 to the Form S-1 Registration Statement.
**** Incorporated by reference to Exhibit 3.4 to the Form S-1 Registration Statement.
***** Incorporated by reference to Exhibit 4.1 to the Form S-1 Registration Statement.

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  September 1, 1999            eGain Communications Corporation



                                    By:           /S/ ASHUTOSH ROY
                                        ----------------------------------------
                                         Ashutosh Roy, Chief Executive Officer

                                INDEX TO EXHIBITS



         3.1*         Restated Certificate of Incorporation, as amended.

         3.2** Form of Amended and Restated Certificate of Incorporation to be effective upon completion of this offering.

         3.3***       Bylaws of the Registrant, as amended.

         3.4**** Form of Amended and Restated Bylaws of the Registrant to be effective upon completion of this offering.

         4.1*****     Form of Common Stock Certificate.



*        Incorporated by reference to Exhibit 3.1 to the Form S-1 Registration
         Statement.
** Incorporated by reference to Exhibit 3.2 to the Form S-1 Registration Statement.
*** Incorporated by reference to Exhibit 3.3 to the Form S-1 Registration Statement.
**** Incorporated by reference to Exhibit 3.4 to the Form S-1 Registration Statement.
***** Incorporated by reference to Exhibit 4.1 to the Form S-1 Registration Statement.